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                                                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

Below is a list of all direct and indirect subsidiaries of the company, including all wholly-owned and partially-owned subsidiaries, in alphabetical order.




                                                                  JURISDICTION
                                                                  WHERE
                                                                  SUBSIDIARY IS
NAME                                                              INCORPORATED
--------------------------------------------------------------------------------

Academy Mechanical Services Ltd.                                  Canada

Acropol-Johnson Controls (S) Pte. Ltd.                            Singapore

Adwest Johnson Controls Ltd.                                      U.K.

Apple Container Corp.                                             Delaware

Braune und Wulsch Industrietechnik und Vertriebs GmbH             Germany

B+W Kunststoffmaschinenbau Handelsgesellschaft                    Germany

Beijing Johnson Controls Automotive Trim Co., Ltd.                China

Beijing Johnson Controls Co., Ltd                                 China

C.E.E.E. SARL                                                     France

Canadian Fabricated Products Ltd.                                 Canada

CEMIS S.A.                                                        France

CESA S.A.                                                         France

Controles de Presion de Ciudad Juarez                             Mexico

Controles Reynosa SA de CV                                        Mexico

Desarrollo y Pl. SA                                               Mexico



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

Ensamble de Interiores Automotrices, S.A. de C.V.                 Mexico

Eurosit SA                                                        Spain

Factory for Thread and Synthetic Manufacturing                    Slovakia
Johnson Controls - NTU GmbH

Fluid Engineering Services Ltd.                                   Canada

Forsythe Complete Seating, Inc.                                   Georgia

G-U Export, Inc.                                                  Wisconsin

G-U, Inc. (NV)                                                    Nevada

Gaz Grunder u. Anwendungszentrum f.F.&A. GmbH                     Germany

Global Energy Systems, S.A. de C.V.                               Mexico

Globe International Delaware, Inc.                                Delaware

Globe-Union, Inc. (DE)                                            Delaware

Haydon & Company Limited                                          U.K.

Haydon Distribution Limited                                       U.K.

Haydon Group Limited                                              U.K.

Haydon Management Services Limited                                U.K.

Hoover Universal, Inc.                                            Michigan

Hyperion Corp.                                                    Michigan

Ikeda-Hoover Co. Ltd.                                             U.K.

INDU TECNO spol s.r.o.                                            Czech Republic

Industrias IAMSA SA de CV                                         Mexico

Interstate Battery System International, Inc.                     Delaware

J.C. Capital Corporation                                          Minnesota



J.R.I. Technologies Ltd.                                          U.K.

JC Beteiligungs GmbH                                              Germany

JC Export Inc.                                                    Barbados

JC S.A.R.L. Luxembourg                                            Luxembourg

JCI Beteiligungs GmbH                                             Germany

JCI Canfab Ltd.                                                   Canada

JCI Regelungstechnik GmbH (A)                                     Austria

JCI Regelungstechnik GmbH (G)                                     Germany

Johnson Control International Sp. z.o.o.                          Poland

Johnson Control Products, Ltd.                                    Nevada

Johnson Control SpA                                               Italy

Johnson Control Systems Ltd.                                      U.K.

Johnson Control Systems Pensions Ltd.                             U.K.

Johnson Controles de Engenharia Ltda.                             Brazil

Johnson Controles Ltda.                                           Brazil

Johnson Controls (Barbados) Inc.                                  Barbados

Johnson Controls (India) Pvt. Ltd.                                India

Johnson Controls (M) SDN BHD                                      Malaysia

Johnson Controls (Mauritius) Private Limited                      Mauritius

Johnson Controls (Portugal) Componentes de Automoveis Lda.        Portugal

Johnson Controls (Proprietary) Limited                            South Africa

Johnson Controls (s) Pte. Ltd.                                    Singapore



Johnson Controls (Suisse) S.A.                                    Delaware

Johnson Controls (Thailand) Co., Ltd.                             Thailand

Johnson Controls (UK) Ltd.                                        U.K.

Johnson Controls Alagon, S.A.                                     Spain

Johnson Controls Australia Pty. Ltd.                              Australia

Johnson Controls Austria Gesellschaft m.b.H                       Austria

Johnson Controls Automation Systems BV                            Netherlands

Johnson Controls Automobilovy Soucastky s.r.o.                    Czech Republic

Johnson Controls Automotive (PTY) Ltd.                            South Africa

Johnson Controls Automotive (UK) Ltd.                             U.K.

Johnson Controls Automotive Components Group Ltd.                 U.K.

Johnson Controls Automotive Components Ltd                        U.K.

Johnson Controls Automotive Foam Ltd.                             U.K.

Johnson Controls Automotive France S.A.                           France

Johnson Controls Automotive Mexico SA de CV                       Mexico

Johnson Controls Automotive NV                                    Belgium

Johnson Controls Automotive South Africa (Pty) Ltd.               South Africa

Johnson Controls Automotive Spain S.A.                            Spain

Johnson Controls Automotive Systems S.A.                          Argentina

Johnson Controls Automotive Trim (Pty) Ltd.                       South Africa

Johnson Controls Battery (U.K.) Ltd.                              U.K.

Johnson Controls Battery de Mexico, SA de CV                      Mexico




Johnson Controls Battery Group, Inc.                              Wisconsin

Johnson Controls de Mexico SA de CV                               Mexico

Johnson Controls DISC, Inc.                                       Delaware

Johnson Controls do Brasil Automotive Ltda.                       Brazil

Johnson Controls Engineering, Inc.                                Wisconsin

Johnson Controls Espana                                           Spain

Johnson Controls Facilities, Inc.                                 Wisconsin

Johnson Controls France S.A.                                      France

Johnson Controls GmbH                                             Germany

Johnson Controls GmbH & Co. KG                                    Germany

Johnson Controls Holding Company de Mexico, S.A. de C.V           Mexico

Johnson Controls Holding Company, Inc.                            Delaware

Johnson Controls Hong Kong Ltd.                                   Hong Kong

Johnson Controls I.F.M. GmbH & Co. KG                             Germany

Johnson Controls I.F.M. SpA                                       Italy

Johnson Controls I.F.M. Verwaltungs GmbH                          Germany

Johnson Controls Integrated Facility Management, S.A.             Spain

Johnson Controls Integrated Facility Management Catering GmbH     Germany

Johnson Controls Integrated Facility Management Nordic AB         Sweeden

Johnson Controls Integrated Facility Management Reinigung GmbH    Germany

Johnson Controls Integrated Facility Management Sicherheit GmbH   Germany



Johnson Controls Integrated Facilty Management Verwaltungs GmbH   Germany

Johnson Controls II Assentos de Espuma Lda.                       Portugal

Johnson Controls Integrated Facility Management, B.V.             Netherlands

Johnson Controls International B.V.                               Netherlands

Johnson Controls International Kft                                Hungary

Johnson Controls International NV/SA                              Belgium

Johnson Controls International, Inc.                              Delaware

Johnson Controls International spol s.r.o.                        Czech Republic

Johnson Controls International spol s.r.o.                        Slovakia

Johnson Controls Investment Company, Inc.                         Delaware

Johnson Controls Jersey Limited                                   Jersey, Channel Islands

Johnson Controls Lahnwerk Beteiligungs GmbH                       Germany

Johnson Controls Lahnwerk GmbH & Co. KG                           Germany

Johnson Controls Ltd.                                             Canada

Johnson Controls Management Company                               Minnesota

Johnson Controls Managment Systems, Inc.                          Florida

Johnson Controls Martorell, S.A.                                  Spain

Johnson Controls Maschinenbau GmbH & Co. KG                       Germany

Johnson Controls Maschineubau Verwaltungs-und Beteiligungs GmbH   Germany

Johnson Controls Nederland BV                                     Netherlands

Johnson Controls Nederland Holding BV                             Netherlands



Johnson Controls Network Integration Services, Inc                Delaware

Johnson Controls Nevada, Inc.                                     Norway

Johnson Controls Objekt Bochum GmbH & Co. KG                      Germany

Johnson Controls Objekt Bochum Verwaltungs GmbH                   Germany

Johnson Controls Objekt Zwickau GmbH & Co. KG                     Germany

Johnson Controls Objekt Zwickau Verwaltungs GmbH                  Germany

Johnson Controls Plastics C.I.S.A.                                Greece

Johnson Controls Plastics Ltd.                                    U.K.

Johnson Controls Plastics Mexico, S.A. de C.V.                    Mexico

Johnson Controls Plastics NV/SA                                   Belgium

Johnson Controls Plastics S.A.                                    Argentina

Johnson Controls Plastics S.A.                                    France

Johnson Controls Plastics S.A.                                    Spain

Johnson Controls Plastics SpA                                     Italy

Johnson Controls Plastics-Holding NV/                             Belgium

Johnson Controls Roth Freres Insitu-Technologie GmbH              Germany

Johnson Controls S.I.M. SpA                                       Italy

Johnson Controls SA/NV                                            Belgium

Johnson Controls Schwalbach GmbH                                  Germany

Johnson Controls Seating Products SARL                            France

Johnson Controls Services Company                                 Minnesota

Johnson Controls Services Ltd.                                    Cayman Islands



Johnson Controls Services Mexico S.A. de C.V.                     Mexico

Johnson Controls Shanghai Ltd.                                    China

Johnson Controls Software (Asia) Pvt. Ltd.                        India

Johnson Controls SpA                                              Italy

Johnson Controls Systems S.A.                                     Switzerland

Johnson Controls Technologies, Inc.                               Michigan

Johnson Controls Technology Company                               Michigan

Johnson Controls V.I., Inc.                                       Virgin Islands

Johnson Controls World Services Inc.                              Florida

Johnson Controls World Services Ltd.                              Canada

Johnson Controls World Services (Thailand) Co., Ltd.              Thailand

Johnson Controls, SA de CV                                        Mexico

Johnson Controls/ Naue Engineering GmbH & Co. KG                  Germany

Johnson Controls/Naue Engineering Verwaltungs GmbH                Germany

Johnson International Trade Co.                                   Michigan

Johnson Service Co. (DE)                                          Delaware

Johnson Service Co. (NV)                                          Nevada

Johnson Yokogawa Corporation                                      Delaware

JOROCA, NV                                                        Belgium

Joventa USA Inc.                                                  Nevada

Kata Aragon S.A.                                                  Spain

Kentair (Wholesale) Limited                                       U.K.




Maintenance Automation Corporation                                Florida

MAJOR, SA                                                         France

Major SKT A.S.                                                    Turkey

Naue de Mexico SA de CV                                           Mexico

Nicco Batteries Ltd.                                              India

Paul Carter (Environmental) Services Limited                      U.K.

Perfekta Algemeine Industrie - und Handels GmbH                   Germany

Plastics USA Corporation                                          Michigan

Portable Energy Products, Inc.                                    Delaware

Price Johnson Controls (Hong Kong) Limited                        Hong Kong

Price Johnson Controls (M) Sdn Bhd                                Malaysia

Price Johnson Controls Pte. Ltd.                                  Singapore

Procord Limited                                                   U.K.

Propel-Johnson Controls (M) Sdn. Bhd.                             Malaysia

R.J.T. S.A.                                                       France

R.P.L. Ltd.                                                       U.K.

Recticel JCI Formschaum GmbH                                      Germany

Roth Johnson Technologie                                          France

Roth Products Ltd.                                                U.K.

Roth SA                                                           France

Roth S.A.R.L.                                                     France

Royal LePage Facility Management Services Ltd                     Canada



S.E.A. B.V.                                                       Netherlands

Semco-Johnson Controls Gerenciamento de Ativos Ltda.              Brazil

Setex, Inc.                                                       Ohio

Shanghai Johnson Battery Company Limited                          China

Shanghai Johnson Controls Co. Ltd.                                China

Shanghai Johnson Controls Factory Ltd.                            China

Sicar B.V.                                                        Netherlands

Sistemas Automotrice Summa SA de CV ("SAS")                       Mexico

St. Thomas Energy Exports, Inc.                                   Virgin Islands

Syncro Partners N.V.                                              Belgium

Tata Johnson Controls Automotive Pvt. Ltd.                        India

TechnoTrim, Inc.                                                  Michigan

Tecnoconfort S.A.                                                 Spain

Tegg Corporation                                                  Delaware

TGS Technology, Inc.                                              Delaware

Tolena S.A.                                                       Spain

Trim Masters Inc.                                                 Kentucky

Trimco spol s.r.o.                                                Czech Republic

Uniloy  S.r.L.                                                    Italy

Uniloy (U.K.) Ltd.                                                U.K.

Uniloy de Mexico SA de CV                                         Mexico

Uniloy France S.A.                                                France



Urban Engineering Co.                                             Illinois

Vanpro Assentos Lda.                                              Portugal

Vanpro GmbH Entwicklungsges.f.Autositze                           Germany

Varta Batteries Canada Ltd                                        Canada

Vintec Co.                                                        Michigan

YJC Engineering Chiba Company                                     Japan

Yokogawa Johnson Controls Corporation                             Japan
